Exhibit 32.1
CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350
In connection with the Annual Report of Triple-S Management Corporation (the Corporation) on Form 10-K for the period ended December 31, 2008 as filed with Securities and Exchange Commission on the date hereof (the “Report”), I, Ramón M. Ruiz-Comas, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	The fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods covered by the Report.

Date: March 18, 2009	By:	/s/ Ramón M. Ruiz-Comas
Ramón M. Ruiz-Comas
President and Chief Executive Officer